Acquisitions	12 Months Ended
Dec. 31, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Acquisitions	Acquisitions
Goodwill arising from acquisitions consists largely of the synergies and economies of scale expected from integrating the operations of the acquired businesses, opportunities to enter into new markets and/or expand the Company’s footprint in existing markets as well as the acquisition of other intangibles that do not qualify for separate recognition. Synergies include the elimination of redundant facilities and functions and the use of the Company’s existing commercial infrastructure to expand sales. None of the resultant goodwill from the following acquisitions are expected to be deductible for income tax purposes.
2024 Acquisitions
Northern Green Canada Inc.
On April 19, 2024, the Company completed the acquisition of all issued and outstanding shares of NGC for total consideration of approximately $23.8 million, paid in cash and equity consideration. NGC is a Canadian licensed cannabis producer and distributor focused primarily on expanding in the international market through its European Union Good Manufacturing Practice (“EU-GMP”) certified product offering. The acquisition of NGC has equipped the Company with a secure and consistent supply of high quality, non-irradiated indoor EU-GMP flower supply, which the Company considers essential to maintaining a leading position in Germany, Poland and the U.K. as well as supporting the Company’s expansion into new international markets.
The Company accounted for its acquisition of NGC as a business combination.
The following table presents the fair value of the assets acquired and liabilities assumed in the acquisition of NGC as of the acquisition date and an allocation of the consideration to net assets acquired:

Cash	$146
Accounts receivable, net	2,487
Prepaid expenses and other current assets	398
Inventories, net	3,400
Property, plant and equipment, net	10,858
Right-of-use assets	2,842
Licenses	15,387
Trade name	201
Goodwill	5,269
Deferred tax liabilities	(4,131)
Liabilities assumed	(13,084)
Net assets acquired	$23,773

Consideration paid in cash, net of working capital adjustments	$2,368
Equity consideration	15,053
Contingent consideration classified as a liability	6,352
Total consideration	$23,773

Cash outflow, net of cash acquired	$2,222

The fair value of the consideration, paid through the issuance of SVS, was based on a third-party valuation that took into account transfer restrictions and the time value of money. The acquisition remains subject to measurement period adjustments, and the Company is in the process of finalizing purchase price accounting. The contingent consideration liability is related to consideration owed to the sellers of NGC, provided certain gross margin targets have been achieved at the end of 2024 (the “NGC Earnout”). 50% of the NGC Earnout is to be paid in cash, with the remaining 50% to be paid in SVS. As of December 31, 2024, the Company has not identified any material measurement period adjustments.

The Company calculated, on a pro forma basis, the combined results of the acquired entity as if the acquisition had occurred as of January 1, 2023. These unaudited pro forma results are not necessarily indicative of either the actual consolidated results had the acquisition occurred as of January 1, 2023 or of future consolidated operating results. For the NGC acquisition, total unaudited pro forma revenue and net loss were $11.6 million and $5.1 million, respectively, for the year ended December 31, 2024, and $13.4 million and $2.2 million, respectively, for the year ended December 31, 2023.

Revenue and net loss from the acquisition included in the Consolidated Statements of Operations for the year ended December 31, 2024 was $7.4 million and $4.0 million, respectively.
Curaleaf Poland S.A.
On February 2, 2024, the Company completed the acquisition of all issued and outstanding shares of Can4Med S.A., now known as Curaleaf Poland S.A. (“Curaleaf Poland”) for total consideration of €1.5 million, which consisted of equal parts cash consideration and equity consideration. Additionally, the transaction included deferred consideration based on Curaleaf Poland’s future performance. Curaleaf Poland is the first medical cannabis-specialized wholesaler in Poland, specializing in acquisition, registration and distribution of medical cannabis and products containing THC and other cannabinoids in Poland. The acquisition of Curaleaf Poland increased the Company’s international footprint.
The Company accounted for its acquisition of Curaleaf Poland as a business combination.
The following table presents the fair value of the assets acquired and liabilities assumed in the acquisition of Curaleaf Poland as of the acquisition date and an allocation of the consideration to net assets acquired:

Cash	$48
Accounts receivable, net	414
Prepaid expenses and other current assets	2
Inventories, net	661
Property, plant and equipment, net	14
Licenses	2,063
Trade name	97
Non-compete agreements	32
Goodwill	931
Deferred tax liabilities	(548)
Liabilities assumed	(891)
Net assets acquired	$2,823

Consideration paid in cash, net of working capital adjustments	$832
Equity consideration	773
Deferred consideration classified as a liability	1,218
Total consideration	$2,823

Cash outflow, net of cash acquired	$784
The fair value of the consideration, paid through the issuance of SVS, was based on a third-party valuation that took into account the time value of money. The acquisition remains subject to measurement period adjustments, and the Company is in the process of finalizing purchase price accounting.
The Company calculated, on a pro forma basis, the combined results of the acquired entity as if the acquisition had occurred as of January 1, 2023. These unaudited pro forma results are not necessarily indicative of either the actual consolidated results had the acquisition occurred as of January 1, 2023 or of future consolidated operating results. For the Curaleaf Poland acquisition, total unaudited pro forma revenue and net income were $2.7 million and $0.3 million, respectively, for the year ended December 31, 2024 and $0.9 million and $0.1 million, respectively, for the year ended December 31, 2023.
Revenue and net income from the acquisition included in the Consolidated Statements of Operations for the year ended December 31, 2024 was $2.4 million and $0.1 million, respectively.

Dark Heart
On January 17, 2024, Curaleaf DH, Inc., an entity in which the Company has an indirect controlling financial interest, acquired Half Moon Nursery, Inc. and all assets of Dark Heart Nursery from Grace & Co. via forgiveness of a $7.0 million promissory note plus interest and cash consideration of $1.7 million. The acquisition provided the Company with the opportunity to continue expanding its domestic and international operations, as assets consisted of proprietary cannabis genetics and know-how (including all equipment and lease rights associated with Dark Heart Nursery’s laboratory); the strains from which will be distributed to the Company’s various other cultivation facilities, both domestic and international.
The Company accounted for its acquisition of Dark Heart as an asset acquisition.
The following table presents the fair value of the assets acquired in the acquisition of Dark Heart as of the acquisition date and an allocation of the consideration to net assets acquired:

Intellectual Property	$9,365
Net assets acquired	$9,365

Consideration paid in cash, net of working capital adjustments	$1,693
Cancelled loan (including accrued interest)	7,672
Total consideration	$9,365
2023 Acquisitions
Deseret Wellness, LLC
On April 6, 2023 the Company completed the acquisition of Deseret Wellness (“Deseret”), the largest cannabis retail operator in Utah, with consideration consisting of cash and stock. The Deseret acquisition included three retail dispensaries located in the cities of Park City, Provo and Payson. The Deseret acquisition immediately strengthened the Company’s retail footprint in Utah, providing the state's medical patients with a wide variety of quality products including cannabis flower, vape cartridges, edibles and concentrates. The Deseret acquisition was accounted for as a business combination.

The following table presents the fair value of the assets acquired and liabilities assumed in the acquisition of Deseret as of the acquisition date and an allocation of the consideration to net assets acquired:

Cash	$1,360
Prepaid expenses and other current assets	137
Inventories, net	807
Property, plant and equipment, net	1,692
Right-of-use assets	406
Other assets	57
Licenses	10,620
Trade name	890
Non-compete agreements	230
Goodwill	7,002
Deferred tax liabilities	(3,339)
Liabilities assumed	(5,242)
Net assets acquired	$14,620

Consideration paid in cash	$2,067
Deferred consideration classified as a liability	12,553
Total consideration	$14,620

Cash outflow, net of cash acquired	$707
The fair value of the consideration, paid through the issuance of SVS, was based on a third-party valuation that took into account transfer restrictions and the time value of money. The Company incurred and expensed $0.3 million of transaction costs related to the acquisition of Deseret. Subsequent to the acquisition date, the Company recorded a measurement period adjustment to the purchase price allocation to remove the impact of inventory purchased by Deseret from Tryke Companies (dba Reef Dispensaries) (“Tryke”) prior to being acquired by the Company. The Company acquired Tryke in a business combination on October 4, 2022.
Subsequent to the acquisition of Deseret, the Company recorded a measurement period adjustment that reduced the fair value of inventory with a corresponding increase to goodwill in the amount of $0.2 million.
The Company calculated, on a pro forma basis, the combined results of the acquired entity as if the acquisition had occurred as of January 1, 2023. These unaudited pro forma results are not necessarily indicative of either the actual consolidated results had the acquisition occurred as of January 1, 2023, or of the future consolidated operating results. For the Deseret acquisition, total unaudited pro forma revenue and net income for the year ended December 31, 2023, was $13.7 million and $0.6 million, respectively.
Revenue and net income from the acquired Deseret dispensaries included in the Consolidated Statements of Operations for the year ended December 31, 2023, was $9.9 million and $0.6 million, respectively.
Clever Leaves’ Asset Acquisition
On July 5, 2023, Curaleaf Portugal LDA, a subsidiary of Curaleaf International, acquired the assets, including all equipment and lease rights, of Clever Leaves’ EU-GMP certified cannabis processing and warehousing facility in Setubal, Portugal, for cash consideration, inclusive of direct transaction costs, of €2.7 million. The Clever Leaves acquisition strategically positioned the Company to expand its cultivation capacity at Curaleaf Portugal to meet the expected growth across Europe, especially within the Company’s core markets: Germany and the U.K.
The Company accounted for its acquisition of Clever Leaves as an asset acquisition.
Contingent consideration
Contingent consideration recorded relates to the Company’s business combinations and asset acquisitions. As discussed in Note 3 — Significant accounting policies, contingent consideration payable is subject to significant judgment and estimates, such as projected future revenue. Refer to Note 28 — Fair value measurements and financial risk management for further discussion surrounding the inputs utilized in the fair value of contingent consideration.
The changes in the Company’s contingent consideration liability as of December 31, 2024 and 2023 are as follows:

	HMS	EMMAC(1)	Sapphire	Four20	Tryke(3)	NGC(2)	Total
Total contingent consideration liability, December 31, 2022	$1,854	$10,361	$3,895	$4,690	$8,310	$—	$29,110
Payments of contingent consideration	(1,854)	(4,529)	(4,112)	(3,414)	—	—	(13,909)
Revaluation of contingent consideration	—	(1,729)	—	1,163	989	—	423
Effect of exchange rate differences	—	621	217	163	—	—	1,001
Total contingent consideration liability, December 31, 2023	—	4,724	—	2,602	9,299	—	16,625
Contingent consideration recognized on acquisition	—	—	—	—	—	6,352	6,352
Issuance of SVS as settlement of contingent consideration	—	—	—	(3,581)	(9,299)	—	(12,880)
Revaluation of contingent consideration	—	(1,820)	—	1,058	—	(3,042)	(3,804)
Effect of exchange rate differences	—	(67)	—	(79)	—	—	(146)
Total contingent consideration liability, December 31, 2024	—	2,837	—	—	—	3,310	6,147
Less: Contingent consideration liability - current	—	—	—	—	—	(3,310)	(3,310)
Contingent consideration liability - net of current	$—	$2,837	$—	$—	$—	$—	$2,837

(1) Consideration is contingent on the ability of EMMAC (as defined herein) to obtain a recreational cannabis license in Europe and is payable in both cash and SVS upon achievement. Payouts, if any, are expected in January 2027.

(2) Consideration was contingent on NGC achieving certain margin targets during the fiscal year ending December 31, 2024 and is payable in both cash and SVS. Payouts are expected to occur in the first quarter of 2025.

(3) Consideration was contingent on Tryke achieving certain EBITDA targets and the resolution of certain indemnity claims. In January 2024, the Company issued 2,367,000 SVS to the sellers of Tryke upon expiration of the indemnification period, which expired 15 months after the closing date of the Tryke acquisition.

Refer to Note 28 — Fair value measurements and financial risk management for additional information on the Company’s determination of the fair value of its contingent consideration liabilities.
Deferred consideration
The changes in the Company’s deferred consideration liability as of December 31, 2024 and 2023 are as follows:

	Deseret	Tryke(1)	NRPC(2)	Curaleaf Poland(3)	Total
Total deferred consideration liability, December 31, 2022	$—	$59,300	$2,000	$—	$61,300
Deferred consideration recognized on acquisition	12,553	—	—	—	12,553
Interest expense on deferred consideration	—	9,710	—	—	9,710
Change in fair value on deferred consideration paid	(2,637)	—	—	—	(2,637)
Payments of deferred consideration	(9,916)	(27,358)	—	—	(37,274)
Total deferred consideration liability, December 31, 2023	—	41,652	2,000	—	43,652
Deferred consideration recognized on acquisition	—	—	—	1,218	1,218
Interest expense on deferred consideration	—	5,913	—	—	5,913
Effect of exchange rate differences	—	—	—	82	82
Reversal of interest expense on deferred consideration	—	(11)	—	—	(11)
Change in fair value on deferred consideration paid	—	—	—	(796)	(796)
Post-closing purchase price adjustment (4)	—	(3,740)	—	—	(3,740)
Payments of deferred consideration	—	(11,250)	—	—	(11,250)
Total deferred consideration liability, December 31, 2024	—	32,564	2,000	504	35,068
Less: Deferred consideration liability - current	—	(32,564)	—	(504)	(33,068)
Deferred consideration liability - net of current	$—	$—	$2,000	$—	$2,000

(1) Deferred consideration is related to the second and third anniversary payment due from the Company to the sellers of Tryke of $21.2 million and $25.0 million, respectively. The second anniversary payment consists of a lump sum payment and monthly installments through October 2025. The third anniversary payment is due in October 2025, and the implied interest rate is 10%.

(2) Deferred consideration is related to the settlement of pending litigation.
(3) Deferred consideration was related to Curaleaf Poland achieving certain earnings metrics and is payable in both cash and SVS. Payouts are expected to occur in the first quarter of 2025.
(4) On October 4, 2024, the Company entered into a settlement agreement with the sellers of Tryke Companies, pursuant to which the Company received a $3.7 million post-closing purchase price adjustment that reduced the Company’s second anniversary payment.